Exhibit 99.1

USA Rare Earth (Nasdaq: USAR) Announces Completion of Upsized $1.55 Billion Capitalization of the U.S. Government-Backed Special Purpose Vehicle (SPV) for Serra Verde Offtake

●	U.S. Department of War (DoW) provides a $750 million investment in the SPV, reflecting a $250 million increase over original capitalization requirements

●	Tier-1 institutional bank delivers commitment letter for $500 million Senior Debt Facility

●	DoW enters into forward purchase contract with the SPV for not less than $300 million of rare earth products over five years

●	Merger expected to close promptly following the August 28, 2026, special meeting of USAR stockholders, subject to satisfaction of the remaining closing conditions

●	Upon closing of the Serra Verde acquisition, USA Rare Earth will own the only mine outside of Asia commercially producing all four magnetic rare earths, thus anchoring an integrated rare earth value chain from mine to magnet and beyond

STILLWATER, Okla., August 24, 2026 (GLOBE NEWSWIRE) -- USA Rare Earth, Inc. (Nasdaq: USAR) (“USAR,” “USA Rare Earth,” or the “Company”) today announced the special purpose vehicle (the “SPV”) that will purchase 100% of the Phase 1 production of rare earth materials (“the Offtake Agreement”) produced by Serra Verde Group (“Serra Verde”) has completed its capitalization arrangements.

Pursuant to the capitalization transaction, totaling an upsized $1.55 billion in funding:

●	The Department of War has committed to a $750 million investment in the SPV - $250 million more than the $500 million originally contemplated under the Offtake Agreement. The agreement, which has both a take-or-pay arrangement and floor prices, is vital to support the development of an integrated rare earth value chain.

●	The SPV has secured a commitment letter from a Tier-1 institutional bank for a senior secured borrowing-base revolving credit facility (the “Senior Debt Facility”) in an aggregate principal amount of up to $500 million, subject to certain conditions precedent set forth therein. The Senior Debt Facility is intended to fund working capital for the SPV’s purchases of rare earth products from SV Management Switzerland.

●	The U.S. government has entered into a forward purchase contract with the SPV for the purchase of not less than $300 million of rare earth payable products over five years.

USA Rare Earth announced a definitive agreement to acquire Serra Verde on April 20, 2026. On the same day, Serra Verde announced it entered into a 15-year offtake agreement to supply the SPV capitalized by various U.S. Government agencies, as well as private capital sources for 100% of its Phase I production with guaranteed price floors for its magnetic rare earths, including the industry’s first and only price floors for heavy rare earths dysprosium and terbium. The capitalization satisfies one of the closing conditions for USAR’s proposed merger with Serra Verde. Additional information regarding the Offtake Agreement, the Offtake Amendment and the capitalization of the SPV is contained in USAR’s Current Report on Form 8-K filed with the SEC.

“We appreciate the strategic support and upsized funding commitment of the U.S. government and are proud to continue our strong partnership to build a secure and resilient rare earth supply chain,” said Michael Blitzer, Executive Chairman of USA Rare Earth. “With more than $1 billion already invested, Serra Verde is one of the world’s most advanced rare earth projects and the only commercial producer of all four magnetic rare earths outside Asia. Serra Verde can now begin supplying these critical materials into the U.S. market and is positioned to be the first to deliver all four into Western supply chains at scale. With the SPV capitalized, we expect to close the Serra Verde acquisition in the coming days, providing access to advanced processing technologies and integrating a foundational asset into USA Rare Earth’s mine-to-magnet platform.”

Following close, USA Rare Earth will own the Pela Ema mine in Goiás, Brazil, the only ionic clay rare earth mine in commercial production outside of Asia and will operate an integrated rare earth value chain from mine to magnet across the United States, the United Kingdom and Brazil. Rare earth magnets are the building blocks of the technologies powering today’s economy, from mobility and electrification to robotics and data centers, to the aerospace and defense platforms that safeguard national security, to the energy and medical technologies improving lives around the world. The transaction will also give Serra Verde access to emergent rare earth processing technologies, deepening the integration of the two companies’ combined value chain. To date, more than $1 billion has been invested in Serra Verde. In connection with the transactions contemplated by the Merger Agreement, on July 24, 2026, USAR filed a Proxy Statement with the SEC for its special meeting of stockholders to be held on August 28, 2026 at 10:00 a.m. Eastern Time to consider certain proposals related to the merger as further described in the Proxy Statement. The Company expects the transaction to close promptly following the special meeting and the satisfaction or waiver of the remaining closing conditions.

About USA Rare Earth, Inc.

USA Rare Earth, Inc. (Nasdaq: USAR) is building a fully integrated rare earth and permanent magnet value chain across the United States and the United Kingdom, with planned expansion in France and Brazil. Through its ownership of Less Common Metals (LCM), one of the world’s leading producers of rare earth metals and alloys, its development of magnet manufacturing capacity in Stillwater, Oklahoma, the Pela Ema mine in Brazil (subject to closing the Serra Verde transaction) and the Round Top deposit in Texas, USA Rare Earth operates across the entire value chain from mining to metal-making, alloy production and neodymium magnet manufacturing. USA Rare Earth is establishing a secure, Western-aligned supply of materials essential to the aerospace and defense, semiconductor, energy, data center, physical AI, mobility, healthcare and industrial sectors. For more information, visit www.usare.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include those relating to the Offtake Amendment, the proposed acquisition of Serra Verde, the satisfaction of the remaining conditions to the completion of the merger, the capitalization of the SPV and the U.S. government financial support therefor, the documentation, closing and funding of the Senior Debt Facility and the continued effectiveness of the Offtake Agreement. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “growth,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “propose,” “should,” “target,” “vision,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks and uncertainties and potentially inaccurate assumptions that could cause actual results to differ materially from our expectations, including without limitation: risks that the merger may not be consummated on its anticipated timeline or at all, including as a result of the failure to obtain the USAR stockholder approval or to satisfy the other conditions to closing; risks that the proposed transaction with Carester SAS may not be consummated on its anticipated timeline or at all; risks that the Senior Debt Facility is not documented, closed or funded, in whole or in part, and that the SPV is otherwise inadequately capitalized and unable to perform its obligations under the Offtake Agreement; risks that the forward purchase contracts between the U.S. government and the SPV may not result in purchases at the levels or on the timeline currently anticipated; risks that the U.S. government financial support described herein may be reduced, delayed or withdrawn as a result of changes in government policy, budgetary constraints or political developments; risks that the remaining conditions precedent under the Offtake Agreement are not satisfied or waived by the applicable long-stop date, or that the Offtake Agreement is terminated or ceases to be in full force and effect; risks that, because the requirement with respect to the Senior Debt Facility under the Offtake Agreement, as revised by the Offtake Amendment, may be satisfied by entry into a commitment letter rather than by a funded facility, USAR and Middlebury Merger Sub Ltd., an indirect, wholly owned subsidiary of USAR (“Merger Sub”), become obligated to complete the merger notwithstanding the absence of funded debt financing at the SPV; risks that we may not realize the anticipated benefits of the merger or our proposed and prior acquisitions, including expected synergies, financial performance, estimated earnings before interest, taxes, depreciation and amortization and, in the case of Serra Verde, integration of operations, on the anticipated timeline or at all; political, economic, regulatory, tax, currency and other risks associated with Serra Verde’s operations in Brazil and Switzerland following the consummation of the Serra Verde acquisition; the assumption of substantial indebtedness under Serra Verde’s Retained Finance Agreement, which contains restrictive covenants and other requirements that could adversely affect the combined company’s financial flexibility and operations; the risk that the planned CEO transition is contingent on the timely closing of the Serra Verde acquisition and that any delay or failure of this acquisition to close could result in leadership uncertainty and may require the board of directors of USAR to identify an alternative CEO successor; the ability of our Stillwater magnet manufacturing facility to generate revenue and the ability of our planned Blacksburg facility to commence commercial operations on the timing and with the production capacity anticipated or at all; our limited operating history; our ability to commercially extract minerals from the Round Top deposit on our anticipated timeline or at all; risks that we may experience delays, unforeseen expenses, increased capital costs, and other complications while developing our projects; our ability to raise necessary capital on acceptable terms or at all; potential dilution to existing stockholders and adverse effect on our stock price if we issue additional common stock or equity-linked securities; the volatility of our stock price; the availability of rare earth oxide, metal feedstock and other materials, utilities (including power and water) and equipment in quantities and prices that allow us to develop and commercially operate our Stillwater facility and other facilities; our ability to meet individual customer specifications and produce a consistently high quality product; fluctuations in demand for and prices of neo magnets and our other products, including without limitation as a result of dumping, predatory pricing and other tactics by our competitors or state actors or the overall competitive environment; our ability to achieve positive cash flow or profitability or the ability to access cash flow within our corporate structure due to restrictions contained in our financing agreements; our ability to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our neo magnets and other products into definitive orders; our dependence, in part, on the growth of existing and emerging uses for neo magnets; the risk that additional manufacturing, refining and mining competitors could result in a reduction in revenue; geopolitical developments or disruptions, such as changes in the political environment, export/import or environmental policy of the People’s Republic of China, the United States or other countries in which we operate or sell products or otherwise; our designation on an export control list by China which has had and is expected to continue to have an adverse impact on our ability to source key raw materials and supplies from China; war, terrorism, natural disasters or public health emergencies; our ability to retain or recruit key personnel; environmental, health and safety regulations; the receipt of funding from the U.S. Department of Commerce is subject to the achievement of milestones which may not be achieved on the expected timeline or at all; our ability to comply with requirements for federal, state and local government incentives and financing; and the other risks described in the definitive proxy statement filed on Schedule 14A on July 24, 2026 (the “Proxy Statement”) under “Risk Factors.”

Additional risks and detailed information regarding factors that may cause actual results to differ materially has been and will be included in our filings with the SEC, including our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and subsequent filings. Any forward-looking statements speak only as of the date of this press release (or such other date as is specified in such statements), and we undertake no obligation to update any forward-looking statements as a result of new information or future events or developments.

Additional Information and Where to Find It

In connection with the merger, USAR filed the Proxy Statement with the SEC and first mailed the Proxy Statement to its stockholders on or about July 24, 2026, in connection with USAR’s solicitation of proxies for the vote by USAR’s stockholders with respect to the issuance of USAR common stock as merger consideration and other matters described in the Proxy Statement. Serra Verde’s shareholders approved the merger by written consent, which was delivered concurrently with the signing of the Merger Agreement, and will not receive a proxy statement or prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about USAR and the merger through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by USAR will be available free of charge on USAR’s website at investors.usare.com or by contacting USAR’s Investor Relations department by email at IR@usare.com.

Participants in the Solicitation

USAR and certain of its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information about the directors and executive officers of USAR, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Proxy Statement. Any changes in the holdings of USAR’s securities by USAR’s directors or executive officers from the amounts described in the Proxy Statement will be reflected in Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC and available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval on the merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom.

Investor Contact

JB Lowe

Vice President, Investor Relations

USA Rare Earth, Inc.

ir@usare.com

Media Contact

Collected Strategies

USAR-CS@collectedstrategies.com

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